SCHEDULE 14C INFORMATION

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TRANSAMERICA FUNDS
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TRANSAMERICA ASSET MANAGEMENT GROUP

Transamerica Funds

Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

July 6, 2010

This joint information statement (“Joint Information Statement”) is being furnished to shareholders of Transamerica WMC Diversified Growth (formerly, Transamerica Equity), and to the owners of variable life insurance policies or variable annuity contracts invested in Transamerica WMC Diversified Growth VP (formerly, Transamerica Equity VP) and Transamerica WMC Diversified Growth II VP (formerly, Transamerica Equity II VP) (Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP are each referred to as a “Fund” and collectively, the “Funds”).

This Joint Information Statement provides information regarding the approval by the Board of Trustees (referred to herein as the “Board” or “Trustees”) of new sub-advisory agreements on behalf of each of the Funds between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”), copies of which are attached hereto as Exhibit A (the “Sub-Advisory Agreements”). It is provided in lieu of a proxy statement to shareholders of record as of April 9, 2010, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. The Order further stipulates that the shareholders are to receive notice and information about the new sub-adviser and new sub-advisory agreements within 90 days after such change occurs.

The Board on behalf of each Fund has determined that the use of this Joint Information Statement is in the best interests of the Funds and their shareholders in light of the similar matters being disclosed. This Joint Information Statement and the accompanying materials are being mailed on or about July 6, 2010. The Funds will pay for the costs associated with preparing and distributing this Joint Information Statement to shareholders.

Each of Transamerica Funds and Transamerica Series Trust (each, a “Trust”) is organized as a Delaware statutory trust. The Trusts are registered investment companies. Transamerica WMC Diversified Growth is a series of Transamerica Funds (“Transamerica Funds”); Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP are series of Transamerica Series Trust (“TST”).

Shares of Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Joint Information Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

Annual reports of each Fund are sent to shareholders of record following the Fund’s fiscal year end. Transamerica WMC Diversified Growth’s fiscal year end is October 31. The fiscal year end of Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP is December 31. Each Fund will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free at (888) 233-4339. Copies of annual and semi-annual reports of each Fund also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Joint Information Statement may be delivered to two or more investors who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

TRANSAMERICA WMC DIVERSIFIED GROWTH (formerly Transamerica Equity)

a series of Transamerica Funds

and

TRANSAMERICA WMC DIVERSIFIED GROWTH VP (formerly Transamerica Equity VP)

TRANSAMERICA WMC DIVERSIFIED GROWTH II VP (formerly Transamerica Equity II VP)

each a series of Transamerica Series Trust

JOINT INFORMATION STATEMENT

On February 8, 2010, the Board on behalf of each of the Funds approved, at the Adviser’s recommendation, new sub-advisory agreements with Wellington Management and terminated Transamerica Investment Management, LLC (“TIM”) as sub-adviser to the Funds. The Sub-Adviser took over day-to-day management of the Funds on April 9, 2010. In connection with the change in sub-adviser, the Board also approved a change in each Fund’s principal strategies and policies, as well as each Fund’s name.

The enclosed Joint Information Statement describes the Sub-Adviser and the terms of the Sub-Advisory Agreements.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Funds pursuant to Investment Advisory Agreements (the “Advisory Agreements”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreements, the Adviser (i) is responsible for the management of the Funds, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Funds consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.

No officer or Trustee of the Funds is a director, officer or employee of Wellington Management. No officer or Trustee of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Wellington Management or any other person controlling, controlled by or under common control with Wellington Management. Since April 9, 2010, none of the Trustees of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Wellington Management or any of its affiliates was or is to be party.

Terms of the Prior Sub-Advisory Agreements

Prior to April 9, 2010, TIM served as sub-adviser to the Funds. TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025.

TIM provided sub-advisory services to each Fund pursuant to an Investment Sub-advisory Agreement between TAM and TIM (the “TIM Sub-advisory Agreements”). As sub-adviser to the Funds, TIM was responsible for managing the assets of the Funds in a manner consistent with the terms of the TIM Sub-advisory Agreements and the investment objectives of each Fund.

The TIM Sub-advisory Agreements were dated as listed below. The Board, including a majority of the Independent Trustees, last approved the renewal of the TIM Sub-advisory Agreements on June 4, 2009.

Transamerica WMC Diversified Growth (formerly Transamerica Equity)	March 1, 2000, as amended
Transamerica WMC Diversified Growth VP (formerly Transamerica Equity VP)	March 1, 2000, as amended
Transamerica WMC Diversified Growth II VP (formerly Transamerica Equity II VP)	January 1, 2000, as amended

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the TIM Sub-advisory Agreements and to enter into new sub-advisory agreements with Wellington Management. Effective April 9, 2010, the Adviser terminated the TIM Sub-advisory Agreements and entered into the Sub-Advisory Agreements with Wellington Management on behalf of each of the Funds.

Comparison of the Sub-advisory Agreements

A description of the sub-advisory fees to be paid by the Adviser to Wellington Management appears below under the caption “Wellington Management Sub-advisory Fees.” A comparison of those fees to the fees paid by the Adviser to TIM appears below under the caption “TIM Sub-advisory Fees.”

The Sub-Advisory Agreements were approved by the Board on February 8, 2010 and were effective as of April 9, 2010. The Sub-Advisory Agreements have an initial term of two years from the effective date. Thereafter, continuance of the Sub-Advisory Agreements shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of each of the Funds, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of each Fund; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the respective Advisory Agreement; and (iii) may be terminated at any time by Wellington Management on 90 days’ written notice to the Adviser and the Funds. The TIM Sub-advisory Agreements contained similar provisions. However, the TIM Sub-advisory Agreements contained a termination provision requiring 60 days’ written notice to the Adviser or TIM, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the fund, (iii) the Adviser or (iv) TIM.

Under the terms of the Sub-Advisory Agreements, Wellington Management furnishes continuous portfolio management services to the Funds, subject to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in each Fund’s then current Prospectus and Statement of Additional Information. The TIM Sub-advisory Agreements contained similar provisions.

The Sub-Advisory Agreements provide that Wellington Management is responsible for providing, among other things, investment advice to the Funds, subject to the supervision of the Board, with respect to such portion of each Fund’s assets as shall be allocated to Wellington Management by the Adviser from time to time. The Sub-Advisory Agreements prohibit the Sub-Adviser from directly or indirectly consulting with any other sub-adviser for a portion of a Fund’s assets concerning Fund transactions in securities or other assets. The TIM Sub-advisory Agreements contained similar provisions.

The Sub-Advisory Agreements provide that Wellington Management may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Wellington Management, or to any other fund or account over which Wellington Management or its affiliates exercise investment discretion. The Sub-Advisory Agreements also provide that, subject to such policies and procedures as may be adopted by the Board and officers of the Funds, Wellington Management may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Wellington Management has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Wellington Management’s overall responsibilities with respect to the Funds and to other funds and clients for which Wellington Management exercises investment discretion. The TIM Sub-advisory Agreements contained similar provisions.

Pursuant to the Sub-Advisory Agreements, Wellington Management agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Funds, as principals or agents in making purchases or sales of securities or other property for the account of the Funds, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Funds and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Funds from time to time. The TIM Sub-advisory Agreements contained no such provisions.

The Sub-Advisory Agreements state that Wellington Management shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Funds, provided that Wellington Management is not protected against any liability to the Adviser or the Funds to which Wellington Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreements. The TIM Sub-advisory Agreements contained similar provisions.

The Sub-Advisory Agreements provide that unless the Adviser advises Wellington Management in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trusts or otherwise delegated to another party, Wellington Management shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Fund’s securities managed by Wellington Management, in accordance with Wellington Management’s proxy voting policies and procedures without consultation with the Adviser or the Funds. Wellington Management agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The TIM Sub-advisory Agreements contained no such provisions.

Under the Sub-Advisory Agreements, Wellington Management will review, on a daily basis, the valuations of the securities held by each of the Funds. If Wellington Management believes that a Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, Wellington Management will notify the Adviser promptly. In addition, Wellington Management is required to be available to consult with the Adviser in the event of a pricing problem and to participate in meetings of the Trust’s Valuation Committee. The TIM Sub-advisory Agreements did not specifically address valuation procedures.

The Sub-Advisory Agreements require that Wellington Management, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by them and reasonably available to Wellington Management relating to the services provided pursuant to the Sub-Advisory Agreements, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The TIM Sub-advisory Agreements contained similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the Sub-Advisory Agreements. The description of the Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the Sub-Advisory Agreements as set forth in Exhibit A.

Portfolio Manager

Paul E. Marrkand, CFA, a Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Funds since April 2010. Mr. Marrkand joined Wellington Management as an investment professional in 2005.

TAM Advisory Fees

Under the Advisory Agreement, the Funds pay the Adviser an advisory fee of each of the Fund’s average daily net assets as listed below. The net assets are equal to the market value of each Fund. Fees are accrued daily and paid by the Funds monthly.

Transamerica WMC Diversified Growth

First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

Transamerica WMC Diversified Growth VP

First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

Transamerica WMC Diversified Growth II VP

0.30% of average daily net assets

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended October 31, 2009 (for Transamerica WMC Diversified Growth) were $5,955,194 after waivers and reimbursements. The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2009 (for Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, respectively) were $10,904,003 and $35,590 after waivers and reimbursements.

As of the fiscal year ended October 31, 2009, Transamerica WMC Diversified Growth had net assets of $1,094,474,426.

As of the fiscal year ended December 31, 2009, Transamerica WMC Diversified Growth VP had net assets of $1,757,685,800.

As of the fiscal year ended December 31, 2009, Transamerica WMC Diversified Growth II VP had net assets of $14,019,089.

Wellington Management Sub-advisory Fees

Under the Sub-Advisory Agreements, the Adviser (not the Funds) pays Wellington Management for its services on the basis of the following annual fee schedule for each of the Funds:

First $2 billion	0.28%
Over $2 billion up to $5 billion	0.25%
Over $5 billion	0.225%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

Fees are calculated daily at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.

TIM Sub-advisory Fees

Under the TIM Sub-advisory Agreements, the Adviser (not the Funds) paid TIM for its services on the basis of the following annual fee schedules as listed below:

Transamerica WMC Diversified Growth (formerly Transamerica Equity)

Transamerica WMC Diversified Growth VP (formerly Transamerica Equity VP)

First $500 million	0.35%
Over $500 million up to $2.5 billion	0.30%
Over $2.5 billion	0.25%

less 50% of any amount reimbursed pursuant to the fund’s expense limitation

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth and Transamerica WMC Diversified Growth VP.

Transamerica WMC Diversified Growth II VP (formerly Transamerica Equity II VP)

0.30% of average daily net assets

Fees paid to TIM on behalf of Transamerica WMC Diversified Growth for services provided pursuant to the TIM Sub-advisory Agreement for the fiscal year ended October 31, 2009 were $2,484,708. Fees that would have been payable to Wellington Management for services provided pursuant to the Sub-Advisory Agreement for the same period, had the Sub-Advisory Agreement been in effect for such period instead of the TIM Sub-advisory Agreement, would have been $2,454,104.

Fees paid to TIM on behalf of Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP for services provided pursuant to the TIM Sub-advisory Agreement for the fiscal year ended December 31, 2009 were $4,662,777 and $35,590, respectively. Fees that would have been payable to Wellington Management for services provided pursuant to the Sub-Advisory Agreement for the same period, had the Sub-Advisory Agreement been in effect for such period instead of the TIM Sub-advisory Agreement, would have been $4,117,136 and $32,085, respectively.

Information Regarding Wellington Management

Wellington Management is a Massachusetts limited liability partnership, with its principal offices at 75 State Street, Boston, MA 02109, and is currently owned entirely by its partners, all of whom are full-time professional members of the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and along with its predecessor organizations has provided investment advisory services for over 70 years. Wellington Management is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of May 31, 2010, Wellington Management had investment management authority with respect to approximately $549 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Wellington Management as of May 1, 2010.  The principal address of each individual as it relates to his or her duties at Wellington Management is the same as that of Wellington Management, unless otherwise noted.

Name of Each Director, Officer or Partner of the Sub-Adviser	Position and Principal Occupation with Wellington Management and Principal Occupation if Different from Positions(s) with Wellington Management
Charles S. Argyle	Managing Director, Partner and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer
Lucius T. Hill, III	Senior Vice President, Partner and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member
Vera M. Trojan	Senior Vice President, Partner and Executive Committee Member
James W. Valone	Senior Vice President, Partner and Executive Committee Member

Management Activities. Wellington Management acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Funds:

Comparable Funds for which Wellington Management serves as Sub-Adviser	Assets Managed by Wellington Management as of December 31, 2009	Sub-advisory Fee Paid to Wellington Management
Transamerica Partners Large Growth Fund (co-sub-adviser)	$478 million	First $2 Billion 0.28% Next $3 Billion 0.25% Over $5 Billion 0.225%
SC WMC Large Cap Growth Fund	$168 million	First $100 Million 0.45% Next $650 Million 0.40% Over $750 Million 0.35%
Vanguard Morgan Growth Fund*	$3,263 million	*

*

This fund family has an exemptive order (Investment Company of 1940 Act Release No. 26089, dated June 25, 2003) that grants relief from the requirement to disclose sub-advisory fees paid to unaffiliated sub-advisers such as Wellington Management.

Evaluation by the Board

At a meeting held on February 8, 2010, the Board approved the Sub-Advisory Agreements following a presentation by the Adviser.

To assist the Board Members in their consideration of the Sub-Advisory Agreements, the Board Members received in advance of their meeting certain materials and information. It was noted that the Board Members also had received considerable information about Wellington Management and the diversified growth strategy in conjunction with the most recent annual consideration of the advisory and sub-advisory arrangements for Transamerica Large Growth Portfolio, a portion of which is also sub-advised by Wellington Management. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations. Among other matters, the Board Members considered:

(a) that TAM has advised the Board Members that the appointment of Wellington Management is not expected to result in any diminution in the nature, quality and extent of services provided to a Fund and its shareholders, including compliance services;

(b) that TAM has advised the Board Members that Wellington Management is an experienced and respected asset management firm and that Wellington Management has the capabilities, resources and personnel necessary to provide advisory services to the Funds based on an assessment of the services that Wellington Management provides to other funds within the Transamerica Asset Management Group (“TAMG”) fund complex, including Transamerica Partners Large Growth Portfolio, a fund sub-advised by Wellington Management which uses, for a portion of its assets, a similar investment program to that of the Funds;

(c) the proposed responsibilities of Wellington Management for the Funds and the services expected to be provided by it;

(d) the fact that the sub-advisory fees payable to Wellington Management would be paid by TAM and not the Funds;

(e) that the sub-advisory fees will be reduced; and that the sub-advisory fees paid by TAM to Wellington Management represent reasonable compensation to Wellington Management in light of the services expected to be provided; and

(f) that TAM recommended to the Boards that Wellington Management be appointed as Sub-Adviser to the Funds based on its desire to engage a sub-adviser with the ability to implement an investment program similar to that currently used by Wellington Management in advising other accounts and with a proven performance record for that program.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the Independent Board Members, concluded that the Sub-Advisory Agreements should be approved and that the fees payable thereunder are fair and reasonable in light of the services expected to be provided to the Funds.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by Wellington Management under the Sub-Advisory Agreements, the Board Members considered, among other things, information and assurances provided by TAM and Wellington Management as to the operations, facilities, organization and personnel of Wellington Management, the anticipated ability of Wellington Management to perform its duties under its Sub-Advisory Agreements, and the anticipated changes to the current investment program and other practices of the Funds. The Board Members considered the proposed change to the Funds’ names. The Board Members considered that TAM has advised the Board Members that the appointment of Wellington Management is not expected to result in any diminution in the nature, quality and extent of services provided to a Fund and its shareholders, including compliance services. The Board Members considered that TAM has advised the Board Members that Wellington Management is an experienced and respected asset management firm and that TAM believes that Wellington Management has the capabilities, resources and personnel necessary to provide advisory services to the Funds based on the assessment of the services that Wellington Management provides to other funds within the TAMG complex, including a portion of the assets of Transamerica Partners Large Growth Portfolio, which serves as a model for the investment program that Wellington Management intends to implement for the Funds. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with Wellington Management. The Board also noted that TAM recommended to the Boards that Wellington Management be appointed as sub-adviser to the Funds based on its desire to engage a sub-adviser with the ability to implement an investment program similar to that currently used by Wellington Management in advising other accounts and with a proven performance record for that program.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that Wellington Management can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Funds and that Wellington Management’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Funds.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the Sub-Advisory Agreements as well as the overall management fee structure of the Funds and other funds managed by TAM and Wellington Management and noted that the sub-advisory fee payable by TAM would be reduced under the Sub-Advisory Agreements. The Board Members noted that the Funds do not pay the sub-advisory fee. The Board Members determined that the sub-advisory fees paid by TAM to Wellington Management represent reasonable compensation in light of the services expected to be provided, and that it would review the Funds’ investment advisory fees payable during an upcoming meeting.

Economies of Scale. The Board Members noted that the advisory fee schedule, which contains breakpoints, permits certain economies of scale for the benefit of shareholders as the Funds grow, and that it would review these breakpoints during an upcoming meeting. The Board Members noted that TAM believes that the appointment of Wellington Management as sub-adviser has the potential to attract additional assets.

Fall-Out Benefits. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with Wellington Management, and that Wellington Management may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions. The Board Members also considered the potential for increased visibility in the marketplace as a result of Wellington Management’s relationship with the Funds.

Investment Performance. The Board Members noted that the performance of Wellington Management’s Diversified Growth strategy for the period of October 2005 to September 2009 was stronger than that of the Transamerica Equity strategy (and thus of TIM) over the same periods. The Board Members noted that TAM believes that the appointment of Wellington Management could benefit shareholders by offering them the potential for superior performance based on the historical comparisons, but were unable to predict what effect execution of the Sub-Advisory Agreements would actually have on the future performance of the Funds. Based on this information, the Board Members determined that Wellington Management is capable of generating a level of investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment adviser, and Transamerica Fund Services, Inc., the Trusts’ transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trusts’ principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of June 8, 2010, the Trustees and officers of the Funds, individually and as a group, owned beneficially less than 1% of the outstanding shares of a Fund.

As of June 8, 2010, the following persons owned of record 5% or more of the outstanding interests in Transamerica WMC Diversified Growth:

Name of Shareholder	Amount of Beneficial Ownership	Class	Percent
Citigroup Global Markets Inc. 333 W. 34th St., Floor 7 New York, NY, 100001	4,625,750.274	C	8.40%
Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E., Floor 2 Jacksonville, FL 32246	177,914.614	I	39.64%
Transamerica Asset Allocation – Moderate Growth Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	18,080,679.030	I2	36.78%
Transamerica Asset Allocation – Growth Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	12,225,599.054	I2	24.87%
Transamerica Asset Allocation – Moderate Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	10,814,647.977	I2	22.00%
Transamerica Asset Allocation – Conservative Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	3,734,980.192	I2	7.60%
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94101	2,924,399.526	I2	5.95%
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94101	13,312,944.633	P	37.95%
National Financial Services 200 Liberty St., Floor 5 New York, NY 10281	12,991,388.874	P	37.03%

As of June 8, 2010, the following persons owned of record 5% or more of the outstanding interests in Transamerica WMC Diversified Growth VP:

Name of Shareholder	Amount of Beneficial Ownership	Class	Percent
Western Reserve Life Assurance Co. of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	28,379,181.403	Initial	32.58%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	13,023,845.73	Initial	14.95%
Western Reserve Life Assurance Co. of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	7,921,781.187	Initial	9.10%
Western Reserve Life Assurance Co. of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	6,465,229.269	Initial	7.42%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	6,275,636.211	Initial	7.21%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	5,869,233.317	Initial	6.74%
Western Reserve Life Assurance Co. of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	671,404.999	Service	46.36%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	110,078.830	Service	7.60%
Western Reserve Life Assurance Co. of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	85,393.056	Service	5.90%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	75,589.179	Service	5.22%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	74,531.243	Service	5.15%

As of June 8, 2010, the following persons owned of record 5% or more of the outstanding interests in Transamerica WMC Diversified Growth II VP:

Name of Shareholder	Amount of Beneficial Ownership	Class	Percent
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	2,249,144.171	Initial	100.00%

The Trusts are both Delaware statutory trusts and as such are not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Dennis P. Gallagher
Vice President, General Counsel and Secretary

July 6, 2010

EXHIBIT A

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of April 9, 2010 to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”), between Transamerica Asset Management, Inc. and Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Sub-Advisory Agreement dated September 15, 2008 is hereby deleted entirely and replaced as follows:

FUNDS	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70% of the Fund’s average daily net assets
Transamerica WMC Diversified Growth**	First $2 billion 0.28% Over $2 billion up to $5 billion 0.25% Over $5 billion 0.225%

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of April 9, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President
Date:	4/8/2010

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Sarah K. Williamson
Name:	Sarah K. Williamson
Title:	Senior Vice President
Date:	4/8/2010

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

This Agreement, entered into as of September 15, 2008 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.             Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.             Sub-advisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any series held by the Fund in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will review the security valuations of the Allocated Assets on a daily basis. If the Sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.             Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.             Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.
(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5.             Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with information and reports reasonably required by them, or required to be maintained by the Sub-adviser under the federal securities laws, or reasonably available to the Sub-adviser, relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.             Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.            Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

8.            Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. Sub-adviser shall notify TAM within a reasonable time period of changes to the membership of the partnership. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

9.            Use of Name. During the term of the Agreement, TAM agrees to furnish to Sub-adviser at its principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Fund or the public that refer to Sub-adviser or its clients in any way, prior to use thereof and not to use such materials if Sub-adviser reasonably objects in writing three business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required with respect to: 1) sales literature or other materials that reference only the name of the Fund or in which the Sub-adviser is only referenced in a list of sub-advisers to the Funds; and 2) other materials as agreed upon mutually by TAM and Sub-adviser including, but not limited to, materials the form of which has been approved by Sub-adviser and the content of which is updated only to reflect the most recent Fund data. Sales literature may be furnished to Sub-adviser by first class or overnight mail, electronic or facsimile transmission, or hand delivery.

If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

10.          Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. the Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

11.          Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12.           Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

13.          Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14.          Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Jonathan M. Payson
Name:	Jonathan M. Payson
Title:	Senior Vice President

SUB-ADVISORY AGREEMENT

SCHEDULE A

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70% of the Fund’s average daily net assets

INVESTMENT SUB-ADVISORY AGREEMENT

WELLINGTON MANAGEMENT COMPANY, LLP

This Agreement, dated April 9, 2010 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (referred to herein as “Wellington Management” or the “Sub-adviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Portfolio”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.             Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.             Sub-advisory Services. In its capacity as sub-adviser to the Portfolio, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Portfolio with respect to such portion of each Portfolio’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio and what portion of the Allocated Assets will be held in the various securities and other investments in which the Portfolio invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Portfolio referred to above, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Portfolio is limited to that discrete portion of the Portfolio represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Portfolio as to deliveries of securities and other investments and payments of cash for the account of the Portfolio. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Portfolio in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-

adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided herein.

(c)

The Portfolio hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time, and will comply with all other provisions of the Governing Documents and the Portfolio’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will review the security valuations of the Allocated Assets on a daily basis. If the Sub-adviser believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.             Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Portfolio and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.             Allocation of Charges and Expenses. During the term of this Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Portfolio and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Portfolio shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Portfolio’s portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Portfolio.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.
(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5.             Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Portfolio, its funds available, or to become available, for investment, and generally as to the condition of the Portfolio’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Portfolio’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.             Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Portfolio, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Portfolio’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Portfolio, or portion thereof comprising the Allocated Assets, shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Portfolio’s then-current Prospectus or as may be determined by the Board.

7.                Term. This Agreement shall continue in effect with respect to the Portfolio, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Portfolio.

8.            Termination. This Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Board or by the shareholders of a Portfolio acting by vote of at least a majority of its outstanding voting securities. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM and the Portfolio. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Portfolio without affecting the other Portfolios hereunder.

9.            Use of Name. If this Agreement is terminated with respect to the Portfolio and the Sub-adviser no longer serves as sub-adviser to the Portfolio, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Portfolio or any name misleadingly implying a continuing relationship between the Portfolio and the Sub-adviser or any of its affiliates.

10.          Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

11.          Meanings of Certain Terms. For the purposes of this Agreement, the Portfolio’s “net assets” shall be determined as provided in the Portfolio’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12.           Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Portfolio, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Portfolio until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Portfolio and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

13.           Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees to provide copies of any such records related to the Portfolio upon the Portfolio’s request. The Sub-adviser further agrees to arrange for the preservation of the records related to the services it provides required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

14.         Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

15.          Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Sarah K. Williamson
Name:	Sarah K. Williamson
Title:	Senior Vice President

Schedule A

Portfolio	Investment Sub-advisory Fee*
Transamerica WMC Diversified Growth VP	First $2 billion Over $2 billion up to $5 billion Over $5 billion	0.28% 0.25% 0.225% **
Transamerica WMC Diversified Growth II VP	First $2 billion Over $2 billion up to $5 billion Over $5 billion	0.28% 0.25% 0.225% **

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.